Exhibit 99.1

   © 2020 InterDigital, Inc. All Rights Reserved.  InterDigital Q2 2020 Investor Presentation

 This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding InterDigital, Inc.’s current beliefs, plans and expectations, as to: (i) future results, projections and trends; (ii) its strategy and business plan; (iii) the company’s future revenues and expenses, including its expectations with respect to full year 2020 revenues; (iv) future recurring revenue levels and the timelines for achieving such levels; (v) investments; (vi) partnerships, commercial initiatives and other potential business and revenue opportunities, including through new markets; (vii) technology development timelines; (viii) future global mobile, video, IoT and consumer electronics device shipments and market opportunities; and (ix) the company’s plans to expand its footprint and engagement strategy. Such statements are subject to the safe harbor created by those sections.Words such as “anticipate,” “believe,” “estimate,” “expect,” “project,” “intend,” “plan,” “forecast,” “will,” variations of any such words or similar expressions, and graphical timelines representing future estimates or events are intended to identify such forward-looking statements. Forward-looking statements are subject to risks and uncertainties. Actual outcomes could differ materially from those expressed in or anticipated by such forward-looking statements due to a variety of factors, including, without limitation: (i) the market relevance of our technologies; (ii) changes in the needs, availability, pricing and features of competitive technologies as well as those of strategic partners or consumers; (iii) unanticipated technical or resource difficulties or delays related to further development of our technologies; (iv) the entry into additional patent license, patent sales or technology solutions agreements; (v) our ability to successfully identify and launch new commercial businesses; (vi) our ability to successfully identify and expand into new markets; (vii) our ability to enter into partnerships, strategic relationships or complementary investment opportunities on acceptable terms; (viii) the accuracy of market sales projections of the company's licensees, changes in our estimates of 2020 sales by our per-unit licensees, delays in payments from our licensees and related matters, in each case, including as a result of the COVID-19 pandemic; (ix) the resolution of current legal proceedings, including any awards or judgments relating to such proceedings, additional legal proceedings, changes in the schedules or costs associated with legal proceedings or adverse rulings in such legal proceedings; (x) unanticipated costs or expenses; (xi) changes in the company’s strategy going forward; and (xii) changes or inaccuracies in market projections or technology development timelines, as well as other risks and uncertainties, including those detailed in our Annual Report on Form 10-K for the year ended December 31, 2019, and from time to time in our other Securities and Exchange Commission filings. We undertake no duty to update publicly any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by applicable law, regulation or other competent legal authority.  Forward-Looking Statements  © 2020 InterDigital, Inc. All Rights Reserved.  2

 © 2020 InterDigital, Inc. All Rights Reserved.  Why InterDigital, More than Ever  3  One of the Largest Pure Research, Innovation and Licensing Companies in the World    Over four decades of pioneeringwireless innovationNow expanded to consumer electronics with a world-class video and AI research team Brought to market through substantial contributions to global standardsThe result: new innovation in products, services and networks worldwideWith our contributions protected by one of largest patent portfolios in the world related to wireless and video technologies

 © 2020 InterDigital, Inc. All Rights Reserved.  InterDigital Research & Innovation  4    \  A world-class R&D lab that drives InterDigital’s technology development and is a respected participant in international standards & industry activities  In Our Labs5G & Beyond Cellular StandardsMobile Edge ComputingSpectrum Sharing & Unlicensed SpectrumAdvanced Video Standards & PlatformsImmersive and Volumetric VideoArtificial Intelligence / Machine LearningIoT Standards & PlatformsIntelligent & Autonomous VehiclesDrones / UAVs / Robotics  VideoTechnology  IoT

 © 2020 InterDigital, Inc. All Rights Reserved.  5    WIRELESS  VIDEO   With the expansion into video technologies, InterDigital joins a select group with major standards positions in both wireless and video – perfectly aligned with converged wireless/video devices

 © 2020 InterDigital, Inc. All Rights Reserved.  Unquestioned Research Leadership inWireless and Visual Technologies   6  Contributing Technology Worldwideon Two Major Fronts      ~5,000  contributions to 3GPP & IETF in past 20 years    >100 leadership roles in standards, external boards and invited speaking opportunities in 2019 alone  $1B+ invested in R&D since 2000  ~290 engineers, approx. 90% with advanced degrees, including 107 PhDs  >100/yr  contributions to video standards bodies  25+ years of experience in video compression solutions    >50/yr journal and conference papers published

 © 2020 InterDigital, Inc. All Rights Reserved.  Consistent Leadership in Major Cellular Standards  7  InterDigital appeared in the top 4 among patent holders more than 70% of the time – among the highest percentage of any company  7% –10%  InterDigital’s share of likely 4G SEPs ranges from 7% – 10%,   and averages more than 8% across these studies,  with InterDigital’s LTE portfolio ranked between the third and fifth strongest in the industry.  10%   InterDigital’s share of likely 3G SEPs averages close to 10%,   and our 3G SEP portfolio was ranked as either the second or third strongest among all industry participants.  7% –10%  10%             InterDigital appeared in the top 4 among patent holders more than 70% of the time – among the highest percentage of any company.  7% –10%  InterDigital’s share of likely 4G SEPs ranges from 7% – 10%,   and averages more than 8% across these studies,  8%   with InterDigital’s LTE portfolio ranked between the third and fifth strongest in the industry.  10%   InterDigital’s share of likely 3G SEPs averages close to 10%,   and our 3G SEP portfolio was ranked as either the second or third strongest among all industry participants.  InterDigital did not fund any of these studies. InterDigital does not endorse any particular study or the methodology used by any of these studies, nor does InterDigital endorse a patent counting approach to determining the value of its portfolio and does not subscribe to the idea that all SEPs have an equal value.                  In studies by third-party analysts we’re aware of since 2012 that have evaluated the share of patents and applications that are likely essential to 3G and/or 4G standards...

   © 2020 InterDigital, Inc. All Rights Reserved.  8  With the acquisition of the Research & Innovation organization from global video and production services leader Technicolor, InterDigital becomes a key player in light field and immersive technology, point cloud compression, VR and AR production technology, digital doubles, and video encoding/decoding… as well as the key standards in the industry.  Video Innovation Captured in Today’s Standards…and Tomorrow’s Solutions

 © 2020 InterDigital, Inc. All Rights Reserved.  A Portfolio that Combines Depth and Breadth Across Technologies  9  The InterDigital portfolio now brings together >32,000 patent assets that show enormous strength in key wireless and video technologies but also broad diversity across the entire gamut of technology needs.  Data as of 12/31/19  5G standards are in their earliest stages, but:Our 5G portfolio is already at close to the size of our 4G portfolioOnly 2 releases of the 5G standard have been finalized – we expect as many as 7 moreThe 5G standard comprises a mix of new 5G-specific applications and 3G/4G technologies that remain relevantWe’re confident we’re in the top tier of 5G players!

         © 2020 InterDigital, Inc. All Rights Reserved.  Driving a Massive Technology Position on Today’s Smartphones  10  CONNECTED DEVICES  CONSUMERELECTRONICS  INTERNETOF THINGS    5G (NR): ~5,000 PATENTS/APPLICATIONS  4G (LTE): ~7,000 PATENTS/APPLICATIONS  3G (UMTS): >3,000 PATENTS/APPLICATIONS  Wi-Fi (802.11): ~1,300 PATENTS/APPLICATIONS  HEVC: ~2,000 PATENTS/APPLICATIONS

   © 2020 InterDigital, Inc. All Rights Reserved.  … Which Can Be Expanded Into Three Interconnected Licensing Opportunities  11        CONNECTED DEVICES  CONSUMERELECTRONICS  INTERNETOF THINGS    4G (LTE): ~7,000 PATENTS/APPLICATIONS  3G (UMTS): >3,000 PATENTS/APPLICATIONS  Wi-Fi (802.11): ~1,300 PATENTS/APPLICATIONS  HEVC: ~2,000 PATENTS/APPLICATIONS  5G (NR): ~5,000 PATENTS/APPLICATIONS

 © 2020 InterDigital, Inc. All Rights Reserved.  … Which Can Be Expanded Into Three Interconnected Licensing Opportunities  12        CONNECTED DEVICES  CONSUMERELECTRONICS  INTERNETOF THINGS    5G (NR): ~5,000 PATENTS/APPLICATIONS  4G (LTE): ~7,000 PATENTS/APPLICATIONS  3G (UMTS): >3,000 PATENTS/APPLICATIONS  Wi-Fi (802.11): ~1,300 PATENTS/APPLICATIONS  HEVC: ~2,000 PATENTS/APPLICATIONS

 © 2020 InterDigital, Inc. All Rights Reserved.  Growth Drivers that Build LogicallyOver Several Years  13      Current Revenue Platform of ~$340M  A projected $150M contribution to revenue in 3-5 years (with associated revenue sharing)  An installed base of >62B devices by 2022, of which >10% will be high-value devices using cellular, as well as IoT middleware  A new market paradigm, that expands cellular wireless beyond handsets into a broad variety of areas and use cases             LTE CYCLE + VIDEO        CONSUMER ELECTRONICS  IoT  5G  Drive core smartphone recurring annual revenue base to $500M+  Includes projected revenue from three new licenses in 2020, as well as modified projections based on COVID-19 progression.

 © 2020 InterDigital, Inc. All Rights Reserved.  14  Since June 2014, we’ve bought back more than $600 million in sharesWe announced another $100 million increase to our buyback authorization in May 2019Approximately $72 million remains available under the existing buyback authorization  A Capital Allocation Strategy that Balances Future Strength with Returning Value  Show Strength  Ensure R&D Progress  Return Cash to Shareholders  Opportunistic Resources  As a smaller company engaging in licensing discussions with industry giants, a strong balance sheet shows staying power  Given the speed of the tech industry, once a company steps off the R&D treadmill, it’s almost impossible to step back on  3 dividend increases in 5 years and strategic buyback program ensure balanced return of value to shareholders  With the Technicolor acquisition completed, some more modest acquisitions or portfolio opportunities remain

   © 2020 InterDigital, Inc. All Rights Reserved.